Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to Section 906 of Sarbanes Oxley Act of 2002

In Connection with the Annual Report of Heartland Oil and Gas Corp. (the “Company”) on Form 10-K for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert L. Poley, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

  1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert L. Poley
Robert L. Poley
March 31, 2006	Chief Financial Officer and Director